UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

ANTICUS INTERNATIONAL CORPORATION
Exact name of registrant as specified in its charter

Nevada	000-51779	98-0375504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Rene-Levesque Ouest, Suite 2500, Montreal, Quebec, Canada	H3B 2K4
(Address of principal executive offices)	(Zip Code)

(514) 992-1391
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Departure of Directors or Principal Officers

On March 31, 2011, Daniel Trudeau, of Anticus International Corporation (the “Company”), informed the Board of Directors of the Company that he was resigning as President and Chief Executive  Officer  of the Company.

Mr. Trudeau did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Anticus International Corporation

Dated: April 1, 2011	By:	/s/ Michel Plante
	Name:	Michel Plante
`	Title:	Secretary and Chief Financial Officer